EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Jan Kees van Gaalen, certify, based upon a review of the Quarterly Report on Form 10-Q for OneSpan Inc. for the first quarter ended on March 31, 2022, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jan Kees van Gaalen
Jan Kees van Gaalen
Interim Chief Financial Officer

May 3, 2022